                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                            To Tender for Exchange

                      Series E Redeemable Preferred Stock
                                      of

                           ZIFF DAVIS HOLDINGS INC.

                                    and/or

                Senior Subordinated Compounding Notes due 2009

                                      of

                             ZIFF DAVIS MEDIA INC.
                Pursuant to the Prospectus Dated         , 2002

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON         , 2002 UNLESS EXTENDED (THE "EXPIRATION DATE").
                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the exchange offer, this Letter of Transmittal should be completed, signed and submitted to the Exchange Agent:

              By Overnight Courier or
             Registered/Certified Mail:         By Hand:
             DB Services Tennessee Inc.    Deutsche Bank Trust
             Corporate Trust & Agency       Company Americas
                      Services          c/o The Depository Trust
                Reorganization Unit       Clearing Corporation
              648 Grassmere Park Road   55 Water Street, 1st Floor
                Nashville, TN 37211      Jeanette Park Entrance
                                           New York, NY 10041
               Confirm by Telephone:
                  (615) 835-2754

             For Information Telephone:  Facsimile Transmission:
                Deutsche Bank Trust        Deutsche Bank Trust
                  Company Americas          Company Americas
                  (800) 735-7777           Fax: (615) 835-3701
                                          Confirm by Telephone:
                                             (615) 835-2754

Delivery of this Letter of Transmittal to an address or facsimile number other than as set forth above will not constitute a valid delivery.

   For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at (800) 735-7777, or by facsimile at (615) 835-2700.

   The undersigned hereby acknowledges receipt of the prospectus dated
        , 2002 (the "Prospectus") of Ziff Davis Holdings Inc., a Delaware corporation ("Holdings"), and Ziff Davis Media Inc., a Delaware corporation ("Media" or "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the offer of Holdings to exchange a like number of shares of its Series E-1 preferred stock, par value $0.01 (the "Series E-1"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for shares of its Series E redeemable preferred stock, par value $0.01 (the "Series E"), of which 28,526.4 shares are currently issued and outstanding, and the offer of Ziff Davis Media Inc. to exchange a like principal amount of its Senior Subordinated Compounding Notes due 2009, Series B (the "Exchange

Notes"), which have been registered under the Securities Act, pursuant to a Registration Statement, for each $1,000 in principal amount of its outstanding Senior Subordinated Compounding Notes due 2009 ("Notes"), of which $90,333,600 in aggregate principal amount is outstanding (collectively, the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

   The undersigned hereby tenders the shares of Series E described in Box 1 below (the "Tendered Series E") and/or the Notes described in Box 2 below (the "Tendered Notes") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Series E and Tendered Notes and the undersigned represents that it has received from each beneficial owner of the Tendered Series E and Tendered Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

   Subject to, and effective upon, the acceptance for exchange of the Tendered Series E, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Holdings all right, title, and interest in, to and under the Tendered Series E. Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Media all right, title, and interest in, to and under the Tendered Notes.

   Please issue any Series E-1 exchanged for the Series E in the name(s) of the undersigned. Please issue any Exchange Notes exchanged for Tendered Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 4), please send or cause to be sent the certificates for the Series E-1 and/or Exchange Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1 or Box 2, as applicable.

   The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Series E and/or Tendered Notes, as applicable, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Series E to Holdings and the Tendered Notes to Media or cause ownership of the Tendered Series E and/or Tendered Notes to be transferred to, or upon the order of, Holdings or Media, as applicable, on the books of the registrar for the Series E and/or the registrar for the Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, Holdings or Media, as applicable upon receipt by the Exchange Agent, as the undersigned's agent, of the Series E-1 and/or Exchange Notes to which the undersigned is entitled upon acceptance by Holdings and/or Media, as applicable of the Tendered Series E and/or Tendered Notes pursuant to the Exchange Offer, and
(ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Series E and/or Tendered Notes, all in accordance with the terms of the Exchange Offer.

   The undersigned acknowledges that tenders of Series E and/or Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Series E and Tendered Notes and that Holdings and/or Media, as applicable, each will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Series E and/or Tendered Notes are acquired by Holdings and/or Media, as applicable, as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Issuer or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

   The undersigned hereby represents and warrants that the information set forth in Box 8 is true and correct.

   By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) any Series E-1 and/or Exchange Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s),
(ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Series E-1 or the Exchange Notes,
(iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of Holdings, Media or any Guarantor, and (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Series E-1 or the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Series E-1 or the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer." In addition, by accepting the Exchange Offer, the undersigned hereby (i) represents and warrants that, if the undersigned or any Beneficial Owner of the Series E and/or Notes is a Participating Broker-Dealer, such Participating Broker-Dealer acquired the Series E and/or Notes for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with Holdings, Media or any "affiliate" of Holdings or Media (within the meaning of Rule 405 under the Securities Act) to distribute the Series E-1 or the Exchange Notes to be received in the Exchange Offer, and (ii) acknowledges that, by receiving Series E-1 and/or Exchange Notes for its own account in exchange for Series E and/or Notes, as applicable, where such Series E and/or Notes were acquired as a result of market-making activities or other trading activities, such Participating Broker-Dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Series E-1 and/or Exchange Notes, as applicable.

[_] CHECK HERE IF TENDERED SERIES E ARE BEING DELIVERED HEREWITH.

[_] CHECK HERE IF TENDERED SERIES E ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "Use of Guaranteed Delivery" BELOW (Box 4).

[_] CHECK HERE IF TENDERED SERIES E ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "Use of Book-Entry Transfer" BELOW (Box 5).

[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "Use of Guaranteed Delivery" BELOW (Box 4).

[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "Use of Book-Entry Transfer" BELOW (Box 5).

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

---------------------------------------------------------------------------------------------------------------
                                                     BOX 1

                                       DESCRIPTION OF SERIES E TENDERED
                                (Attach additional signed pages, if necessary)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holder(s) of Certificate Number(s) Shares of Series E Aggregate Shares of
Series E, exactly as name(s) appear(s) on Series E     of Series E*        Represented by   Series E Tendered**
 Stock Certificate(s) (Please fill in, if blank)                           Certificate(s)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                           Total
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
*  Certificate number need not be included by persons tendering by book-entry transfer.
** The minimum permitted tender is one share. No fractional shares will be permitted to be tendered. Unless otherwise indicated in this column, the principal amount of all Series E
   Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                    BOX 2

                                        DESCRIPTION OF NOTES TENDERED
                               (Attach additional signed pages, if necessary)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
  Name(s) and Address(es) of Registered Note    Certificate Number(s) Aggregate Principal Aggregate Principal
Holder(s), exactly as name(s) appear(s) on Note       of Notes*       Amount Represented   Amount Tendered**
   Certificate(s) (Please fill in, if blank)                           by Certificate(s)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                        Total
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
*  Certificate number need not be included by persons tendering by book-entry transfer.
** The minimum permitted tender amount is $1,000 in principal amount of Notes. All other tenders must be in integral multiples of $1,000. Unless otherwise indicated in this column, the maximum permitted principal amount of all Note Certificates identified in this Box 2 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.
-------------------------------------------------------------------------------------------------------------

                                                BOX 3

                                         BENEFICIAL OWNER(S)
------------------------------------------------------------------------------------------------------
State of Principal Residence of Each Beneficial  Principal Amount of Tendered Series E and/or Tendered
Owner of Tendered Series E and/or Tendered Notes      Notes Held for Account of Beneficial Owner
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------


                                         BOX 4

                             SPECIAL DELIVERY INSTRUCTIONS
                             (See Instructions 5, 6 and 7)

  TO BE COMPLETED ONLY IF SERIES E-1 EXCHANGED FOR SERIES E AND/OR EXCHANGE
  NOTES EXCHANGED FOR NOTES AND UNTENDERED SERIES E AND/OR NOTES ARE TO BE
  SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN
  ADDRESS OTHER THAN THAT SHOWN ABOVE.

  Mail Series E-1, untendered Series E, Exchange Note(s) and any untendered Notes to:
  Name(s):
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
                                    (please print)

  Address:
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
                                    (please print)
          ----------------------------------------------------------------------
                                  (include Zip Code)

  Tax Identification or
  Social Security No.:
                       ---------------------------------------------------------


                                     BOX 5

                           USE OF GUARANTEED DELIVERY
                              (See Instruction 2)

   TO BE COMPLETED ONLY IF SERIES E OR NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

   Name(s) of Registered Holder(s): _________________________________________
   Date of Execution of Notice of Guaranteed Delivery: ______________________ Name of Institution which Guaranteed Delivery: ___________________________


                                     BOX 6

                           USE OF BOOK-ENTRY TRANSFER
                              (See Instruction 1)

 TO BE COMPLETED ONLY IF DELIVERY OF TENDERED SERIES E AND/OR TENDERED NOTES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

 Name of Tendering Institution: _______________________________________________
 Account Number: ______________________________________________________________
 Transaction Code Number: _____________________________________________________

                                          BOX 7

                                TENDERING HOLDER SIGNATURE
                                (See Instructions 1 and 5)
                        In Addition, Complete Substitute Form W-9
----------------------------------------------------------------------------------------------------------------------------
X                                                               Signature Guarantee
---------------------------------------------------------       (If required by Instruction 5)

X                                                               Authorized Signature
---------------------------------------------------------
          (Signature of Registered Holder(s)                    X
               or Authorized Signatory)                         ------------------------------------------------------------
                                                                          (Please Print)
Note: The above lines must be signed by the
registered holder(s) of Series E and/or Notes, as               Name:
applicable, as their name(s) appear(s) on the Series E               -------------------------------------------------------
and/or Notes or by persons(s) authorized to become
registered holder(s) (evidence of such authorization            Title:
must be transmitted with this Letter of Transmittal).                  -----------------------------------------------------
If signature is by a trustee, executor, administrator,
guardian, attorney-in-fact, officer, or other person            Name of Firm:
acting in a fiduciary or representative capacity, such                       -----------------------------------------------
person must set forth his or her full title below. See                             (Must be an Eligible Institution as
Instruction 5.                                                                           defined in Instruction 2)

Name(s):                                                        Address:
        -------------------------------------------------               ----------------------------------------------------
                                                                                     (include Zip Code)
Capacity:
         ------------------------------------------------       Area Code and Telephone Number:
                                                                                                ----------------------------
Street Address:
               ------------------------------------------       Dated:
                  (include Zip Code)                                  ------------------------------------------------------

Area Code and Telephone Number:
                               --------------------------

Tax Identification or Social Security Number:
---------------------------------------------------------


                                                     BOX 8

                                             BROKER-DEALER STATUS
---------------------------------------------------------------------------------------------------------------
[_] Check this box if the Beneficial Owner of the Series E and/or Notes is a Participating Broker-Dealer
    and such Participating Broker-Dealer acquired the Series E and/or Notes for its own account as a result of market-making activities or other trading activities. If this box is checked, please send a copy of this
    Letter of Transmittal to Ziff Davis Media Inc., attention General Counsel, facsimile (212) 503-3550.


                                 PAYOR'S NAME: ZIFF DAVIS MEDIA INC.
----------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                 Name (if joint names, list first and circle the name of the person or entity whose number you enter
Form W-9                   in Part 1 below. See instructions if your name has changed.)
Department of the Treasury
Internal Revenue Service   Address ___________________________________________________________________

                           City, State and ZIP Code __________________________________________________

                           List account number(s) here (optional) ____________________________________
                           -------------------------------------------------------------------------------------------------------
                           Part 1--PLEASE PROVIDE YOUR TAXPAYER                              Social Security Number or
                           IDENTIFICATION NUMBER ("TIN") IN THE BOX AT RIGHT                            TIN
                           AND CERTIFY BY SIGNING AND DATING BELOW
                           -------------------------------------------------------------------------------------------------------
                           Part 2--Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the
                           Internal Revenue Service has notified you that you are no longer subject to backup withholding. [_]
                           -------------------------------------------------------------------------------------------------------
                           CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I                          Part 3--
                           CERTIFY THAT THE INFORMATION PROVIDED ON THIS
                           FORM IS TRUE, CORRECT AND COMPLETE.                                   Awaiting TIN [_]

                           SIGNATURE __________________  DATE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                           ZIFF DAVIS HOLDINGS INC.
                             ZIFF DAVIS MEDIA INC.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

1.  Delivery of this Letter of Transmittal and Series E and/or Notes

   A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for Tendered Series E and/or Tendered Notes must be received by the Exchange Agent at its address set forth herein or such Tendered Series E and/or Tendered Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York time, on the Expiration Date. The method of delivery of certificates for Tendered Series E and/or Tendered Notes, as applicable, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal, shares of Series E or Notes should be sent to Holdings or Media. Neither Holdings, Media nor the registrar is under any obligation to notify any tendering holder of the acceptance by Holdings of Tendered Series E or the acceptance by Media of Tendered Notes prior to the closing of the Exchange Offer.

2.  Guaranteed Delivery Procedures

   Holders who wish to tender their Series E and/or Notes but whose Series E and/or Notes are not immediately available, and who cannot deliver their Series E and/or Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Series E and/or Notes according to the guaranteed delivery procedures set forth below, including completion of Box 5. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery or facsimile transmission) setting forth the name and address of the holder, the certificate number(s) of the Tendered Series E and the number of shares of Tendered Series E and/or the Tendered Notes and the principal amount of Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Series E and/or Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all Tendered Series E and/or Tendered Notes in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Series E and/or Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Series E and/or Notes prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

3.  Beneficial Owner Instructions to Registered Holders

   Only a holder in whose name Tendered Series E and/or Tendered Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Series E and/or Tendered Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

4.  Partial Tenders

   Tenders of fractional shares of Series E will not be accepted. If less than the entire number of shares of Series E held by the holder is tendered, the tendering holder should fill in the shares of Series E tendered in the column labeled "Aggregate Shares of Series E Tendered" of the box entitled "Description of Series E Tendered" (Box 1) above. The entire number of shares of Series E delivered to the Exchange Agent permitted to be tendered will be deemed to have been tendered unless otherwise indicated. If the entire number of shares of Series E held by the holder are not tendered, then shares of Series E not tendered and Series E-1 issued in exchange for any shares of Series E tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date. Tenders of Notes will be accepted only in integral multiples of $1,000 in aggregate principal amount of the Notes. If less than the entire principal amount of Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Notes Tendered" (Box 2) above. The entire principal amount of Notes delivered to the Exchange Agent permitted to be tendered will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes held by the holder is not tendered, then Notes for the principal amount of Notes not tendered and Exchange Notes issued in exchange for any Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures

   If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Series E and/or Tendered Notes, the signature must correspond with the name(s) as written on the face of the Tendered Series E certificate and/or the Tendered Notes without alteration, enlargement or any change whatsoever.

   If any of Tendered Series E and/or the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Series E and/or Tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Series E and/or Tendered Notes are held.

   If this Letter of Transmittal is signed by the registered holder(s) of Tendered Series E and/or Tendered Notes, and Series E-1 and/or Exchange Notes issued in exchange therefor are to be issued (and any untendered Series E or untendered principal amount of Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Series E or Tendered Notes, nor provide a separate stock or bond power, as applicable. In any other case, such registered holder(s) must either properly endorse the Tendered Series E and/or Tendered Notes or transmit a properly completed separate stock or bond power, as applicable, with this Letter of Transmittal, with the signature(s) on the endorsement or stock or bond power, as applicable, guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Series E and/or Tendered Notes, such Tendered Series E and/or Tendered Notes must be endorsed or accompanied by appropriate stock or bond powers, as applicable, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Series E or Tendered Notes, as applicable, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any Tendered Series E or Tendered Notes or stock or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Holdings or Media, evidence satisfactory to Holdings and/or Media of their authority to so act must be submitted with this Letter of Transmittal.

   Endorsements on Tendered Series E and/or Tendered Notes or signatures on stock or bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

   Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Series E and/or Tendered Notes are tendered (i) by a registered holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 4) or (ii) by an Eligible Institution.

6.  Special Delivery Instructions

   Tendering holders should indicate, in the applicable box (Box 4), the name and address to which the Series E-1, substitute Series E for shares of Series E not tendered, Exchange Notes and/or substitute Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

7.  Transfer Taxes

   Media will pay all transfer taxes, if any, applicable to the exchange of Tendered Series E and/or Tendered Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Series E or the Tendered Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

   Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Series E or Tendered Notes listed in this Letter of Transmittal.

8.  Tax Identification Number

   Federal income tax law requires that the holder(s) of any Tendered Series E and/or Tendered Notes which are accepted for exchange must provide Media (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If Media is not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

   To prevent backup withholding, each holder of Tendered Series E and/or Tendered Notes must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Tendered Series E and/or Tendered Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

   Holdings and Media each reserves the right in its sole discretion to take whatever steps are necessary to comply with Media's obligation regarding backup withholding.

9.  Validity of Tenders

   All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Series E and/or Tendered Notes will be determined by Holdings and Media, as applicable, in each case in its sole discretion, which determination will be final and binding. Holdings reserves the right to reject any and all shares of Series E not validly tendered or any shares of Series E Holdings' acceptance of which would, in the opinion of Holdings or its counsel, be unlawful. Holdings also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Series E as to any ineligibility of any holder who seeks to tender Series E in the Exchange Offer. Media reserves the right to reject any and all Notes not validly tendered or any Notes Media's acceptance of which would, in the opinion of Media or its counsel, be unlawful. Media also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Notes as to any ineligibility of any holder who seeks to tender Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by Holdings and/or Media shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series E and/or Notes must be cured within such time as Holdings or Media, as applicable, shall determine. Neither Holdings, Media, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Series E or Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Series E and/or Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Series E and/or Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

10.  Waiver of Conditions

   Holdings and Media each reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Series E and/or Tendered Notes.

11.  No Conditional Tender

   No alternative, conditional, irregular, or contingent tender of shares of Series E or Notes or transmittal of this Letter of Transmittal will be accepted.

12.  Mutilated, Lost, Stolen or Destroyed Shares of Series E or Notes

   Any tendering Holder whose shares of Series E or Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

13.  Requests for Assistance or Additional Copies

   Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

14. Acceptance of Tendered Series E and/or Tendered Notes and Issuance of Series E and/or Notes; Return of Series E and/or Notes

   Subject to the terms and conditions of the Exchange Offer, Holdings will accept for exchange all validly tendered shares of Series E as soon as practicable after the Expiration Date and will issue shares of Series E-1 therefor as soon as practicable thereafter. For purposes of the Exchange Offer, Holdings shall be deemed to have accepted tendered shares of Series E when, as and if Holdings has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any shares of Tendered Series E are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged shares of Series E will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 4).

   Subject to the terms and conditions of the Exchange Offer, Media will accept for exchange all validly tendered Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, Media shall be deemed to have accepted tendered Notes when, as and if Media has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Notes will be returned, without expense, to the undersigned at the address shown in Box 2 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 4).

15.  Withdrawal

   Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

   Guidelines for Determining the Proper Identification Number to Give the Payer--Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the type of number to give the Payer.

---------------------------------------------------------------------
For this type of account :            Give the
                                      SOCIAL SECURITY
                                      number of--
---------------------------------------------------------------------
1. An individual's account            The individual
2. Two or more individuals (joint     The actual owner of the
   account)                           account or, if combined
                                      funds, the first individual on
                                      the account (1)


3. Husband and wife (joint            The actual owner of the
   account)                           account or, if joint funds,
                                      either person (1)
4. Custodian account of a minor       The minor (2)
   (Uniform Gift to Minors Act)
5. Adult and minor (joint account)    The adult or, if the minor is
                                      the only contributor, the
                                      minor (1)
6. Account in the name of             The ward, minor, or
   guardian or committee for a        incompetent person (3)
   designated ward, minor,
   or incompetent person
7. a. The usual revocable saving      The grantor-trustee (1)
      trust account (grantor is
      also trustee)
   b. So-called trust account that    The actual owner (1)
      is not a legal or valid trust
      under State law

---------------------------------------------------------------------

-------------------------------------  ------------------------------------
For this type of account:                Give the EMPLOYER
                                         IDENTIFICATION
                                         number of--
-------------------------------------  ------------------------------------
 8. Sole proprietorship account          The owner (4)
 9. A valid trust, estate or pension     The legal entity (Do not
    trust                                furnish the identifying number
                                         of the personal representative
                                         or trustee unless the legal
                                         entity itself is not designated in
                                         the account title) (5)
10. Corporate account                    The corporation


11. Religious, charitable, or            The organization
    educational organization account
12. Partnership account held in the      The partnership
    name of the business

13. Association, club, or other tax-     The organization
    exempt organization


14. A broker or registered nominee       The broker or nominee


15. Account with the Department of       The public entity
    Agriculture in the name of a
    public entity (such as a State or
    local government, school district,
    or prison) that receives
    agricultural program payments
--------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number for businesses and allother entities, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on ALL payments include the following:

   . A corporation.
   . A financial institution.
   . An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7).
   . The United States or any agency or instrumentality thereof.
   . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
   . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
   . An international organization or any agency, or instrumentality thereof.
   . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
   . A real estate investment trust.
   . A common trust fund operated by a bank under section 584(a).
   . An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
   . An entity registered at all times under the Investment Company Act of 1940. . A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

   . Payments to nonresident aliens subject to withholding under section 1441. . Payments to partnerships not engaged in a trade or business in the U.S.
     and which have at least one nonresident partner.
   . Payments of patronage dividends where the amount received is not paid in money.
   . Payments made by certain foreign organizations.
   . Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

   . Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

   . Payments of tax-exempt interest (including exempt-interest dividends under section 852).
   . Payments described in section 6049(b)(5) to nonresident aliens.
   . Payments on tax-free covenant bonds under section 1451.
   . Payments made by certain foreign organizations.
   . Payments made to a nominee.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041(a), 6042, 6044, 6045, 6049,
6050A and 6050N, and the regulations under those sections.

Privacy Act Notice.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold on payments of taxable interest and dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Unless otherwise noted herein, all references to section numbers or regulations are reference to the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.